Exhibit 10.1

PROMISSORY NOTE

US $754,000.00	Williston, Vermont June 30, 2009

FOR VALUE RECEIVED, L. WILLIAM FOGG (“Fogg”), NATIONWIDE ACQUISITION CORP., a Delaware corporation (“Nationwide”), UNIFIED COMMUNICATION CORPORATION, a Delaware corporation, (“Unified”) (Fogg, Nationwide, and Unified are hereinafter referred to collectively and jointly and severally as “Maker”) promise to pay to the order of MOBILEPRO CORP., a Delaware corporation, having an address at 401 Professional Drive, Suite 128, Gaithersburg, Maryland 20879 (“Holder”), and its successors and assigns, the principal sum of  Seven Hundred Fifty Four Thousand and 00/100 Dollars ($754,000.00).

This Note is being issued pursuant to the Amended and Restated Settlement Agreement by and between Holder, certain affiliates of Holder, and Fogg and Nationwide , dated as of even date herewith (the “Agreement”).  To the extent not otherwise defined herein, capitalized terms shall have the meanings set forth in the Agreement.

Interest shall be determined on the basis of a 360 day year, and shall accrue on the unpaid principal balance hereof at an annual rate of six and thirty-eight one hundredths percent (6.38%).  Maker shall pay an installment of principal and interest in the amount of Twenty Thousand One Hundred Eight Dollars and 91/100’s ($20,108.91) on the 25th day of October, 2009, and on the same day of each month thereafter through and including March 25, 2013.  To the extent not sooner paid, all unpaid principal, interest, late fees (if any) and other charges due hereunder shall be paid on or before March 25, 2013 (the “Maturity Date”).

Maker may prepay all or any portion of the principal amount hereof without penalty.

All payments in respect of this Note shall be payable to Holder at401 Professional Drive, Suite 128, Gaithersburg,  Maryland 20879, Attn: Chief Executive Officer or at such other place as Holder may designate in writing from time to time.

Upon the failure of Maker or any other party liable therefore to pay the principal of or interest on this Note as and when the same shall be otherwise due or the occurrence of any Event of Default as defined herein that remains uncured following the expiration of any applicable grace period, if any, then Holder may declare this Note to be in default, whereupon this Note shall become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, in addition to and not in any respect in limitation of any other rights or remedies Holder may have hereunder, under the Agreement and under any other documents between Maker and  Holder, or under applicable laws.  Upon default, Maker shall be obligated to pay, interest (computed on the basis of the actual number of days elapsed in a 360 day year) on the unpaid principal balance outstanding from time to time on this Note until paid in full at a rate of interest per annum equal to Eighteen Percent (18%). All payments shall be in lawful money of the United States in immediately available funds.

Maker and all other parties liable hereunder, whether as maker, principal, guarantor, endorser or otherwise, hereby severally waive presentment, demand, protest, notice of dishonor and all notices and demands of every kind in connection with the delivery, acceptance, performance and enforcement of this Note, and waive all recourse to suretyship and guarantorship defenses generally, including, but not limited to, any extension of time for payment or performance which may be granted to Maker or to any other liable party, any impairment of any collateral for the loans evidenced by this Note, any release of security, and all other indulgences of any type which may be granted by Holder hereof to Maker or any other party liable hereunder. Maker shall pay all reasonable costs and expenses, including without limitation attorneys’ and paralegals’ fees and disbursements that may be incurred by Holder or any subsequent holder of this Note in connection with the enforcement or collection of this Note or any security for this Note (including further attorney and paralegal fees in connection with any proceedings in the United States Bankruptcy Court), and any costs of collection, whether or not any foreclosure or other action is instituted by Holder in its discretion.

This Note is subject to the condition that at no time shall Maker or any other party liable hereon be obligated or required to pay interest at a rate which could subject Holder to either civil or criminal liability, forfeiture or loss of principal, interest, or other sums as a result of being in excess of the maximum interest rate which obligors are permitted by law to contract or agree to pay or which Holder hereof is permitted to receive.  If by the terms of this Note Maker or any other party liable hereon is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate for so long as such maximum rate shall be in effect and shall thereafter be payable at the rate herein provided. If any obligation or a portion of this Note is determined to be invalid or unenforceable under applicable law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof.

Each of the following events shall constitute an Event of Default hereunder: (a) the failure, refusal or neglect of Maker to properly observe, perform or comply with any other covenant, agreement or obligation contained in this Note or the Agreement; (b) the failure by Maker to pay any amount due hereunder within ten (10) days of the date the same shall be due and owing in accordance with the terms hereof; (c)  Maker shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of any substantial part of the property of Maker, or shall commence a case or have an order for relief entered against it under the federal Bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state Bankruptcy, insolvency or other similar law.

NO ORAL PROMISES. UNDER MAINE LAW, NO PROMISE, CONTRACT OR AGREEMENT TO LEND MONEY, EXTEND CREDIT, FORBEAR FROM COLLECTION OF A DEBT OR MAKE ANY OTHER ACCOMMODATION FOR THE PAYMENT OF A DEBT FOR MORE THAN $250,000 MAY BE ENFORCED IN COURT AGAINST A HOLDER UNLESS THE PROMISE, CONTRACT OR AGREEMENT IS IN WRITING AND SIGNED BY HOLDER. ACCORDINGLY, MAKER CANNOT ENFORCE ANY ORAL PROMISE UNLESS IT IS CONTAINED IN LOAN DOCUMENTS SIGNED BY HOLDER, NOR CAN ANY CHANGE, FORBEARANCE, OR OTHER ACCOMMODATION RELATING TO THE OBLIGATIONS, THE NOTE OR ANY OTHER LOAN DOCUMENTS BE ENFORCED, UNLESS IT IS IN WRITING AND SIGNED BY HOLDER. MAKER ALSO UNDERSTANDS AND AGREES THAT ALL FUTURE PROMISES, CONTRACTS OR AGREEMENTS OF HOLDER RELATING TO ANY OTHER TRANSACTION BETWEEN IT AND HOLDER CANNOT BE ENFORCED IN COURT UNLESS THEY ARE IN WRITING AND SIGNED BY HOLDER. BY EXECUTION OF THIS NOTE, MAKER HEREBY ACKNOWLEDGES AND AGREES THAT THE REQUIREMENT OF A WRITING DESCRIBED IN THIS PARAGRAPH SHALL APPLY TO THIS NOTE, THE OBLIGATIONS, THE LOAN DOCUMENTS, ANY EXTENSION, MODIFICATION, RENEWAL, FORBEARANCE OR OTHER ACCOMMODATION RELATING HERETO OR THERETO AND TO ANY OTHER CREDIT RELATIONSHIP BETWEEN MAKER AND HOLDER (WHETHER NOW EXISTING OR CREATED IN THE FUTURE), WHETHER OR NOT THE AMOUNT INVOLVED EXCEEDS $250,000.

WAIVER OF JURY TRIAL. HOLDER AND MAKER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY PROCEEDING RELATING TO THIS NOTE OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY HOLDER AND MAKER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER HOLDER NOR MAKER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

This Note evidences a loan for business or commercial purposes and not for personal, family or household uses, and is given in accordance with the terms of the Agreement by and between Maker and Holder.  This Note shall be construed in all respects in accordance with and governed by the laws of the State of Maine.  Maker submits to the jurisdiction of the courts of the State of Maine and the United States District Court for the District of Maine, and agrees that at Holder’s option all litigation under or relating to this Note shall be conducted in such courts.

IN WITNESS WHEREOF, Maker has executed this Note as of the date first written above.

IN PRESENCE OF:

/s/ L. William Fogg
Witness	L. William Fogg

NATIONWIDE ACQUISITION CORP.

/s/ L. William Fogg
Witness	L. William Fogg, President

UNIFIED COMMUNICATION CORP.

/s/ L. William Fogg
Witness	L. William Fogg, President

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